UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2014

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On February 17, 2014, the Board of Directors of Marvell Technology Group Ltd. (the “Company”) appointed Michael Rashkin, age 68, as Chief Financial Officer of the Company. Mr. Rashkin had been serving as Interim Chief Financial Officer of the Company since December 9, 2013. Mr. Rashkin served as the Director of Taxes and Tax Counsel of the Company’s subsidiary, Marvell Semiconductor, Inc. (“MSI”), from 1999 until 2000 and Director of Taxes and General Tax Counsel of MSI from 2000 until 2005, when he became MSI’s Vice President and General Tax Counsel. In 2007, Mr. Rashkin was appointed Special Assistant to the CEO and Vice President of Strategic Development of MSI. From July 2007 to January 2008, Mr. Rashkin served as Interim Chief Financial Officer of the Company. From January 2008 to March 2011, Mr. Rashkin served as Vice President of Taxes and General Tax Counsel of MSI. From March 2011, Mr. Rashkin has served as President of the Marvell Charitable Fund.

Prior to joining MSI, Mr. Rashkin spent 13 years at Apple, where he served many executive roles, including, General Manager of Asia and Latin America, Director of Marketing for Apple Japan, Director of International Business Development, Director of Taxation, Customs, and Export Licensing, and Director of International Legal. He is the author of several books on taxation and has testified several times before the Senate Finance Committee on tax reform proposals to encourage innovation in the United States. Mr. Rashkin holds an LL.M. from the New York University Graduate School of Law, a J.D. from St. John’s University School of Law and a B.S. from Brooklyn College, City University of New York. Mr. Rashkin is a member of both the California and New York bars.

There are no arrangements or understandings between Mr. Rashkin and any other persons pursuant to which he was selected as Chief Financial Officer. There are also no family relationships between Mr. Rashkin and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Company has entered into its standard form indemnification agreement with Mr. Rashkin.

Item 7.01	Regulation FD Disclosure

On February 20, 2014, the Company issued a press release announcing the appointment described above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated February 20, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2014

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Sehat Sutardja
Sehat Sutardja
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 20, 2014

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